PLAN OF EXCHANGE
                                    BY WHICH
                       WORLDTEQ GROUP INTERNATIONAL, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                HARBIN YINHAI TECHNOLOGY DEVELOPMENT COMPANY LTD.
   (A CORPORATION ORGANIZED UNDER THE LAWS OF THE PEOPLES' REPUBLIC OF CHINA)

I.  RECITALS                                                                   1

1.  The  Parties  to  this  Plan  of  Exchange:                                1
     (1.1)  Worldteq  Group  International,  Inc..                             1
     (1.2)  Harbin  Yinhai  Technology  Development  Company  Ltd..            1
     (1.3)  The  Consultants..                                                 1
2.  The  Capital  of  the  Parties:                                            1
     (2.1)  The  Capital  of  WTEQ                                             1
     (2.2)  The  Capital  of  Yinhai                                           1
3.  Transaction  Descriptive  Summary:                                         1
4.  SEC  compliance.                                                           2
5.  Nevada  compliance.                                                        2
6.  Audited  Financial  Statements.                                            2

II.  PLAN  OF  REOGANIZATION                                                   3

1.  Conditions  Precedent  to  Closing.                                        3
     (1.1)  Shareholder  Approval.                                             3
     (1.2)  Board  of  Directors.                                              3
     (1.3)  Due  Diligence  Investigation.                                     3
     (1.4)  The  rights  of  dissenting  shareholders,                         3
     (1.5)  All  of  the  terms,  covenants  and  conditions                   3
     (1.6)  The  representations  and  warranties                              3
     (1.7)  Certificate  of  the  Consultants                                  4
     (1.8)  Reverse  Stock  Split                                              4
     (1.9)  Absence  of  WTEQ  Liabilities                                     4
     (1.10) Delivery  of  Audited  Financial  Statements                       4
     (1.11) Cancellations/Amendments  to  Equity-Linked  Securities            5
2.  Conditions  Concurrent  and  Subsequent  to  Closing.                      5
     (2.1)  Delivery  of  Registered  Capital  of  Yinhai.                     5
     (2.2)  Acquisition  Share  Issuance                                       5
3.  Plan  of  Acquisition                                                      5
     (3.1)  Reorganization  and  Acquisition:                                  5
     (3.2)  Conversion  of  Outstanding  Stock:                                5
     (3.3)  Closing/Effective  Date:                                           5
     (3.4)  Surviving  Corporations                                            6
     (3.5)  Rights  of  Dissenting  Shareholders:                              6
     (3.6)  Service  of  Process:                                              6
     (3.7)  Surviving  Articles  of  Incorporation:                            6
     (3.8)  Surviving  By-Laws:                                                6
     (3.9)  Further  Assurance,  Good  Faith  and  Fair  Dealing:              6
     (3.10) General  Mutual  Representations  and  Warranties.                 6
               (3.10.1)  Organization  and  Qualification.                     6
               (3.10.2)  Corporate  Authority.                                 6
               (3.10.3)  Ownership  of  Assets  and  Property.                 7
               (3.10.4)  Absence  of  Certain  Changes  or  Events.            7
               (3.10.5)  Absence  of  Undisclosed  Liabilities.                8
               (3.10.6)  Legal  Compliance.                                    8
               (3.10.7)  Legal  Proceedings.                                   8
               (3.10.8)  No  Breach  of  Other  Agreements.                    8
               (3.10.9)  Capital  Stock.                                       8
               (3.10.10) Brokers'  or  Finder's  Fees.                         9
     (3.11)  Miscellaneous  Provisions                                         9
               (3.11.1)                                                        9
               (3.11.2)                                                       10
               (3.11.3)                                                       10
               (3.11.4)                                                       10
               (3.11.5)                                                       10
               (3.11.6)                                                       10
4.  Termination                                                               10
5.  Closing                                                                   10
6.  Execution  in  Counterparts                                               11
7.  Merger  Clause                                                            11


             The Remainder of this Page is Intentionally left Blank


                                PLAN OF EXCHANGE
                                    BY WHICH
                       WORLDTEQ GROUP INTERNATIONAL, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                HARBIN YINHAI TECHNOLOGY DEVELOPMENT COMPANY LTD.
   (A CORPORATION ORGANIZED UNDER THE LAWS OF THE PEOPLES' REPUBLIC OF CHINA)

     THIS PLAN OF EXCHANGE (the "Agreement" or "Plan of Exchange") is made and dated as of this 21st day of January, 2005, and is intended to supersede all previous oral or written agreements, if any, between the parties, with respect to its subject matter. Notwithstanding the foregoing, it is subject to, and shall be interpreted together with that certain Letter of Intent, dated January 11, 2005, and the Escrow Agreement, dated January 13, 2005. This Agreement anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by either party during the due diligence phase.

                                  I. RECITIALS

1.  THE  PARTIES  TO  THIS  AGREEMENT:

     (1.1)  WORLDTEQ  GROUP  INTERNATIONAL,  INC.("WTEQ"), a Nevada corporation.

     (1.2) HARBIN YINHAI TECHNOLOGY DEVELOPMENT COMPANY LTD., a corporation organized under the laws of the Peoples' Republic of China ("Yinhai").

     (1.3) THE CONSULTANTS, which consist of Progressive Media Group, Inc., XCL Partners, Inc., Aero Financial, Inc. and Triple S Parts, Inc.


2.  THE  CAPITAL  OF  THE  PARTIES:

     (2.1) THE CAPITAL OF WTEQ consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 40,706,190 (pre-reverse stock split) shares are issued and outstanding.

     (2.2) THE CAPITAL OF YINHAI consists of US$6,881,000 in registered capital (US$1=8.2 RMB), which for the purposes of this Agreement, is referred to as "common stock" or "capital stock".

3. TRANSACTION DESCRIPTIVE SUMMARY: WTEQ desires to acquire Yinhai and the shareholders of Yinhai (the "Yinhai Shareholders") desire Yinhai to be acquired by a public company. WTEQ would acquire 100% of the capital stock of Yinhai for 12,211,857 (post-reverse split) new shares of WTEQ. WTEQ would effect a 30:1 reverse stock split of its outstanding common and preferred stock prior to the closing. At the closing, Yinhai and/or the Yinhai Shareholders would pay the Consultants, for, among other things, their advise and counsel in connection with this Plan of Exchange, an aggregate amount equal to $350,000, less related expenses. The parties intend that the transactions qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no corporate gain or loss recognized by the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

4. SEC COMPLIANCE. WTEQ shall cause the filing with the Commission of a Current Report on Form 8-K, within four business days of the date hereof, reporting the execution of this Agreement, and the filing and mailing to its shareholders of an Information Statement on Schedule 14F-1 pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended, which is required to be filed and mailed ten days before a change in the majority of the Board of Directors of WTEQ other than at a shareholders' meeting.

5. NEVADA COMPLIANCE. Articles of Exchange are required to be filed by Nevada law as the last act to make the plan of exchange final and effective under Nevada law.

6. AUDITED FINANCIAL STATEMENTS. Certain filings under the Securities Exchange Act of 1934, such as a Current Report on Form 8-K, require audited financial statements of Yinhai to be filed with the SEC within 71 days of the initial Form 8-K filing with respect to this transaction. In connection with WTEQ's filing of a Current Report on Form 8-K/A within 71 days after the closing, as it relates to this transaction, audited financial statements of Yinhai will be filed with the SEC in accordance with Form 8-K. Yinhai has agreed to provide audited financial statements prepared in conformity with U.S. GAAP to WTEQ at or prior to closing.

7. NAME CHANGE. After the closing, the Yinhai Shareholders shall cause WTEQ to change its corporate name to such name as may be designated by Yinhai. In connection therewith, WTEQ shall file with the SEC and mail to shareholders a Definitive Information Statement on Schedule 14C.


     The  Remainder  of  this  Page  is  Intentionally  left  Blank


                              II. PLAN OF EXCHANGE

1.  CONDITIONS  PRECEDENT  TO  CLOSING.

The obligation of the parties to consummate the transactions contemplated herein are subject to the fulfillment or waiver prior to the closing of the following conditions precedent:

     (1.1) SHAREHOLDER APPROVAL. Yinhai shall have secured shareholder approval for this transaction, if required, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.2) BOARD OF DIRECTORS. The Boards of Directors of each of Yinhai and WTEQ shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Exchange as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The due diligence period, for purposes of this paragraph, shall expire on the Closing Date. The Closing Date shall be three days after the satisfaction or waiver of all of the conditions precedent to closing set forth in this Plan of Exchange, unless extended to a later date by mutual agreement of the parties.

     (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the Plan of exchange.

     (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of the Plan of exchange to be complied with or performed by each party before Closing shall have been complied with, performed or waived in writing;

     (1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in the Plan of exchange, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a certificate, certified either individually or by an officer, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other. In addition, it shall be a condition precedent of Yinhai's obligation to consummate the closing that a certificate of good standing on WTEQ shall have been delivered to it by the Secretary of State of Nevada.

     (1.7) CERTIFICATE OF THE CONSULTANTS. It shall be a condition precedent to Yinhai's obligation to consummate the closing that a certificate of the Consultants, jointly and severally, in substantially the following form be delivered to it at or prior to closing:

          (I) WTEQ is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power to own, operate and lease its properties and assets and to carry on its business.
          (II) The authorized capitalization and the number of issued and outstanding capital shares of WTEQ are accurately and completely set forth in the Plan of Exchange.
          (III)The issued and outstanding shares of WTEQ (including the 12,211,857 new shares of WTEQ common stock to be issued at closing) have been duly authorized and validly issued and are fully paid and non-assessable.
          (IV) WTEQ has the full right, power and authority to sell, transfer and deliver 12,211,857 new shares of its common stock to the Yinhai Shareholders, and, upon delivery of the certificates representing such shares as contemplated in the Plan of Exchange, will transfer to the Yinhai Shareholders good, valid and marketable title thereto, free and clear of all liens.
          (V) To the best of their knowledge, there is no litigation, proceeding or governmental investigation pending or threatened against or relating to WTEQ.
          (VI) WTEQ has taken all steps in connection with the Plan of Exchange and the issuance of shares thereunder which are necessary to comply in all material respects with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as well as the rules and regulations promulgated pursuant thereto.
         (VII) All necessary corporate action has been taken by WTEQ to authorize the 30:1 reverse stock split, and such reverse stock split has been approved by a majority of the outstanding shares of common and preferred shares of WTEQ in accordance with the provisions of NRS 78.2055.
        (VIII) WTEQ has no material liabilities as such term is defined by U.S. generally accepted accounting principles.

     (1.8) REVERSE STOCK SPLIT. WTEQ shall have consummated a 30:1 reverse stock split of its common and preferred shares in accordance with the provisions of NRS 78.2055.

     (1.9) ABSENCE OF WTEQ LIABILITIES. WTEQ shall have no material liabilities as such term is defined by U.S. generally accepted accounting principles. The certified public accounting firm of WTEQ shall deliver to Yinhai a letter to such effect, and counsel to WTEQ shall deliver to Yinhai a comfort letter with respect to the absence of liabilities. In addition, Jeffrey Lieberman hereby agrees to indemnify and hold harmless Yinhai with respect to any known or unknown liabilities of WTEQ that may arise within a period of three years after the closing.

     (1.10) DELIVERY OF AUDITED FINANCIAL STATEMENTS. Yinhai shall have delivered to WTEQ audited financial statements and an audit report thereon for the year ended December 31, 2004, which audit shall be prepared by a PCAOB member audit firm in accordance with U.S. GAAP at Yinhai's expense.

     (1.11) CANCELLATIONS/AMENDMENTS  TO  EQUITY-LINKED  SECURITIES.  Jeffrey
            Lieberman will have amended his outstanding options to purchase 2,000,000 shares of common stock at an exercise price of $0.13 per share so that they entitled him to purchase 66,667 shares of common stock at an exercise price of $1.50 per share, and Brian Rosinski shall have adjusted his outstanding options to purchase 350,000 shares at an exercise price of $0.13 per share so that they entitle him to purchase 11,667 shares of common stock at an exercise price of $1.50 per share.

2.  CONDITIONS CONCURRENT AND SUBSEQUENT TO CLOSING.

     (2.1) DELIVERY OF REGISTERED CAPITAL OF YINHAI. Immediately upon or prior to the Closing, the Yinhai Shareholders shall transfer to WTEQ all of their shares of registered capital of Harbin Yinhai Technology Development Company, Ltd.

     (2.2) ACQUISITION SHARE ISSUANCE. Immediately upon the Closing, WTEQ shall issue the acquisition shares of common stock, as follows (all share figures are in post-reverse split numbers):


               WTEQ  Issued                       1,356,873
               ------------                     -----------
               Acquisition  Share  Issuance      12,211,857
               ----------------------------     -----------
               Resulting  Total                  13,568,730
               ----------------                 -----------


3.  PLAN  OF  EXCHANGE

     (3.1) EXCHANGE AND REORGANIZATION: WTEQ and Yinhai shall be hereby reorganized, such that WTEQ shall acquire 100% the capital stock of Yinhai, and Yinhai shall become a wholly-owned subsidiary of WTEQ.

     (3.2) CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date of the Plan, WTEQ shall issue 12,211,857 new investment shares of its common stock to or for the Yinhai Shareholders.

     (3.3) CLOSING/EFFECTIVE DATE: The Plan of exchange shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Exchange, if applicable under State Law. Closing shall occur when all conditions of closing have been met or are waived by the parties. The parties anticipate the filing of a Schedule 14-F Information Statement at least ten days prior to any change in control of the Board of Directors of WTEQ.

     (3.4) SURVIVING CORPORATIONS: Both corporations shall survive the exchange and reorganization herein contemplated and shall continue to be governed by the laws of its respective State of incorporation.

     (3.5) RIGHTS OF DISSENTING SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

     (3.6) SERVICE OF PROCESS AND ADDRESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition. The address of WTEQ is 30 West Gude Drive, Rockville, MD 20850. The address of Yinhai is 18 Dalian Road, Pingfang Industrial Development Zone, Harbin, Peoples' Republic of China 150060.

     (3.7) SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     (3.8) SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

     (3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each others shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

     (3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations are made by each party to the other, unless otherwise provided, and they speak and shall be true immediately before Closing.

          (3.10.1) ORGANIZATION AND QUALIFICATION. Each Corporation is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

          (3.10.2) CORPORATE AUTHORITY. Each Corporation has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

          (3.10.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

          (3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation has not had any material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable. Specifically, and without limitation:

               (3.10.4-A)  the  business  of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

               (3.10.4-B)  Neither  Corporation  shall (i) amend its Articles of
                    Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, or
                    (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

               (3.10.4-C)  Neither  Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock, (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

               (3.10.4-D)  Except  in  the  ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors;
                    (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or
                    (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

               (3.10.4-E)  Neither  party  shall  assume,  guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

               (3.10.4-F)  Neither  party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

          (3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

          (3.10.6) LEGAL COMPLIANCE. Each Corporation shall comply in all material respects with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

          (3.10.7) LEGAL PROCEEDINGS. Each Corporation has no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

          (3.10.8) NO BREACH OF OTHER AGREEMENTS. This Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

          (3.10.9) CAPITAL STOCK. The issued and outstanding shares and all shares of capital stock of each Corporation is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation.

          (3.10.10) SEC REPORTS, LIABILITIES AND TAXES. ( i ) WTEQ has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since the date of its registration under the Securities Act of 1933, as amended (collectively, including all exhibits thereto, the "WTEQ SEC Reports"). None of the WTEQ SEC Reports, as of their respective dates, contained any untrue statements of material fact or failed to contain any statements which were necessary to make the statements made therein, in light of the circumstances, not misleading. All of the WTEQ SEC Reports, as of their respective dates (and as of the date of any amendment to the respective WTEQ SEC Reports), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

               (ii) Except  as  disclosed in the WTEQ SEC Reports filed prior to the date hereof, WTEQ and its Subsidiaries have not incurred any liabilities or obligations (whether or not accrued, contingent or otherwise) that are of a nature that would be required to be disclosed on a balance sheet of WTEQ and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (A) liabilities incurred in the ordinary course of business, or (B) liabilities that would not, in the aggregate, reasonably be expected to have a material adverse effect on WTEQ.

               (iii)Except  as  disclosed in the WTEQ SEC Reports filed prior to the date hereof, WTEQ and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material tax returns required to be filed by any of them and all such filed tax returns are complete and accurate in all material respects; (ii) have paid all taxes that are shown as due and payable on such filed tax returns or that WTEQ or any of its Subsidiaries are obligated to pay without the filing of a tax return; (iii) have paid all other assessments received to date in respect of taxes other than those being contested in good faith for which provision has been made in accordance with GAAP on the most recent balance sheet included in WTEQ's financial statements; (iv) have withheld from amounts owing to any employee, creditor or other person all taxes required by law to be withheld and have paid over to the proper governmental authority in a timely manner all such withheld amounts to the extent due and payable; and (v) have not waived any applicable statute of limitations with respect to United States federal or state income or franchise taxes and have not otherwise agreed to any extension of time with respect to a United
                    States federal or state income or franchise tax assessment or deficiency.

          (3.10.11) BROKERS' OR FINDER'S FEES. Each Corporation is not aware of any claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     (3.11) MISCELLANEOUS  PROVISIONS

          (3.11.1) Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other. In addition, all parties shall consult with each other concerning the timing and content of any press release or news release to be issued by any of them.

          (3.11.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

          (3.11.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

          (3.11.4) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

          (3.11.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

          (3.11.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4. TERMINATION. The Plan of exchange may be terminated by written notice, at any time prior to closing, by either party whether before or after approval by the shareholders of either or both; (i) by mutual consent; (ii) by either party during the due diligence phase, or (iii) by either party, in the event that the transaction represented by the anticipated Plan of exchange has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of the Plan of exchange by either or both, as provided above, the Plan of exchange shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.

5. CLOSING. The parties hereto contemplate that the closing of this Plan of Exchange shall occur no more than three days after all of the conditions precedent have been met or waived. The closing deliveries will be made pursuant to the Escrow Agreement, dated January 13, 2005. On the Closing Date, a certificate for the 12,211,857 shares of WTEQ common stock will be delivered to Yinhai from escrow for distribution to the Yinhai Shareholders and the Consultants shall be paid by Yinhai and/or the Yinhai Shareholders an amount equal to $350,000. The parties acknowledge that the Escrow Agreement has a default provision that governs the rights of the parties in the event that certain performances are not made on a timely basis and they expressly accept the terms thereof.

6. EXECUTION IN COUNTERPARTS. This Plan of Exchange may be executed in any number of counterparts, and when all of the counterparts are put together it shall be deemed one document and shall be a binding contract.

7. MERGER CLAUSE. This Plan of Exchange, together with the Letter of Intent and the Escrow Agreement, constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and such documents supercede all prior understandings or agreements between the parties hereto, whether oral or written, with respect to the subject matter hereof, all of which are hereby superceded, merged and rendered null and void.


     The  Remainder  of  this  Page  is  Intentionally  left  Blank

     The parties hereto, intending to be bound, hereby sign this Plan of Exchange below as of the date first written above.


WORLDTEQ  GROUP                               HARBIN  YINHAI  TECHNOLOGY
INTERNATIONAL,  INC.                          DEVELOPMENT  COMPANY  LTD.

By: /s/ Jeffrey  Lieberman                    By: /s/ Tian,  Ling
    ----------------------                        ---------------
    Jeffrey  Lieberman,                           Tian,  Ling,
    President                                     President


THE  CONSULTANTS:

Progressive  Media  Group,  Inc.


By /s/ Pamela  Cohen
   -----------------
   Pamela  Cohen, President

XCL  Partners,  Inc.


By /s/ Tim  Reiu
   -------------
   Tim  Reiu, President

Aero  Financial,  Inc.


By /s/ Jim  Price
   --------------
   Jim  Price, President

Triple  S  Parts,  Inc.


By /s/ Emiliano  Lakota
   --------------------
   Emiliano  Lakota, President